GOODWILL AND OTHER INTANGIBLE ASSETS	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
GOODWILL AND OTHER INTANGIBLE ASSETS [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS

Note 8 - Goodwill and Intangible Assets

Goodwill is not amortized and is tested for impairment annually or more frequently if events and circumstances indicate that the asset might be impaired. The goodwill impairment test is conducted in first quarter annually and is a two-step test. The first step, used to identify potential impairment, involves comparing each reporting unit's estimated fair value to its carrying value, including goodwill. Currently the Company has one reporting unit and does not meet the tests to segment under generally accepted accounting standards. If the estimated fair value of the reporting unit exceeds its carrying value, goodwill is considered not to be impaired. If the carrying value exceeds estimated fair value, there is an indication of potential impairment and the second step is performed to measure the amount of impairment.

If required, the second step involves calculating an implied fair value of goodwill which is determined in a manner similar to the amount of goodwill calculated in a business combination, by measuring the excess of the estimated fair value of the reporting unit, as determined in the first step, over the aggregate estimated fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill exceeds the carrying value of goodwill assigned to the reporting unit, there is no impairment. If the carrying value of goodwill exceeds the implied fair value of the goodwill, an impairment charge is recorded for the excess. An impairment loss cannot exceed the carrying value of goodwill.

The Company's stock price has historically traded above its book value per common share and tangible book value per common share and was trading above its book value per common share and tangible book value per common share as of June 30, 2014. In the event the stock price were to trade below its book value per common share and tangible book value per common share, an evaluation of the carrying value of goodwill would be performed as of the reporting date. Such a circumstance would be one factor in an evaluation that could result in an eventual goodwill impairment charge. Additionally, should future earnings and cash flows decline and/or discount rates increase, an impairment charge to goodwill and other intangible assets may also be required.

No impairment of goodwill is recorded in the current or prior reportable periods. Total goodwill as of the reportable date is $13.7 million or 1.14% of total assets or 11.19% of total capital.

Amortization expense of the other identifiable intangibles was approximately $21,000 for the quarters ended June 30, 2014 and 2013, respectively.

NOTE 8 - GOODWILL AND OTHER INTANGIBLE ASSETS

Goodwill is not amortized but tested at least annually for impairment.  No impairment charges were recorded for any periods presented in the Consolidated Financial Statements.  There was no activity in goodwill during the years ended December 31, 2012 or 2013.  Goodwill totaling $1.8 million was recorded in 2012 in relation to a branch acquisition.  Refer to Note 22 for additional information.  Total goodwill as of December 31, 2013 was $13.7 million or 1.16% of total assets and 12.12% of total capital.

Other identifiable intangibles consisted of core deposit intangibles being amortized over a ten-year period as of December 31 as follows (in thousands):

	2013	2012
Core deposit intangible	$426	$1,271
Accumulated amortization	(42)	(845)
Net core deposit intangible	$ 384	$ 426

In 2012, core deposit intangible from the Munford Union Bank acquisition was fully amortized and thus is not included in the 2013 balances.  Amortization expense was approximately $42,000 in 2013 and $35,000 and $84,500 per year for 2012 and 2011, respectively.  Amortization expense is expected to be approximately $42,000 per year for each of the next five years.  See also Note 22.